Income Tax (Tables)	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Pretax income for computation of income tax provision
Our income (loss) from continuing operations before income taxes on which the provision for income taxes was computed is as follows:

	For the years ended
	December 31, 2015	December 31, 2014	December 31, 2013
	(In millions)
Domestic	$746.1	$736.2	$809.7
Foreign	(335.4)	(149.9)	(155.2)
Total	$410.7	$586.3	$654.5

Current and deferred provisions of income tax expense (benefits)
Income tax expense (benefit) includes the following current and deferred provisions:

	For the years ended
	December 31, 2015	December 31, 2014	December 31, 2013
	(In millions)
Current:
Federal	$116.1	$78.4	$39.1
State	11.8	12.9	11.8
Foreign	25.2	(22.5)	50.7
Total current tax expense (benefit)	$153.1	$68.8	$101.6
Deferred:
Federal	$(26.1)	$27.6	$59.6
State	(5.8)	2.0	5.1
Foreign	(69.4)	(29.4)	(82.3)
Total deferred tax expense (benefit)	$(101.3)	$0.2	$(17.6)
Total income tax expense (benefit) from continuing operations	$51.8	$69.0	$84.0

The decrease in income tax expense in 2015 was primarily due to lower pretax income versus the prior year. The decrease in pretax income was due to an increased foreign pretax loss, driven by unfavorable movements in foreign currency rates, increased special charges versus the prior year and the impact from the loss of major business contracts in 2015. The decrease in income tax expense in 2014 versus 2013 was primarily driven by lower pretax income due to an increase in special charges versus 2013, as well as the release of unrecognized tax benefits and an approximate $21 million income tax benefit related to the finalization of the bilateral advanced pricing agreement ("BAPA") between the U.S. and Canada tax authorities in 2014.

Computation of effective income tax rate
Our effective tax rate varies from the U.S. federal statutory income tax rate as follows:

	For the years ended
	December 31, 2015	December 31, 2014	December 31, 2013
Statutory Federal income tax rate	35.0%	35.0%	35.0%
State income taxes, net of federal benefits	1.6%	2.5%	1.3%
Effect of foreign tax rates and tax planning	(29.2)%	(24.3)%	(27.4)%
Effect of unrecognized tax benefits	(3.5)%	(3.9)%	3.3%
Change in valuation allowance	8.2%	0.4%	(1.5)%
Other, net	0.5%	2.1%	2.1%
Effective tax rate	12.6%	11.8%	12.8%

Our effective tax rates were significantly lower than the federal statutory rate of 35% primarily due to the impact of lower effective income tax rates applicable to our foreign businesses, driven by lower local statutory income tax rates and tax planning impacts on statutory taxable income. The statutory tax rates in the countries in Europe which we operate range from 9% in Montenegro to 20% in the U.K. Canada has a statutory tax rate of approximately 26%. In addition to these lower effective foreign tax rates, during 2015 and 2014, our effective tax rate was also positively impacted by the favorable resolution of unrecognized tax benefits in various taxing jurisdictions as further discussed below. Our effective tax rates were also positively impacted by the above mentioned finalization of the BAPA between the U.S. and Canada tax authorities in 2014, and the related BAPA renewal application which was formally submitted during the first quarter of 2015. The BAPA renewal submission covers both historical and future tax years and is subject to approval by both taxing authorities.

Composition of deferred tax assets and liabilities
The table below summarizes our deferred tax assets and liabilities:

	As of
	December 31, 2015	December 31, 2014
	(In millions)
Current deferred tax assets:
Compensation related obligations	$—	$2.8
Accrued liabilities and other	—	15.8
Valuation allowance	—	(4.9)
Balance sheet reserves and accruals	—	10.7
Other	—	7.8
Total current deferred tax assets	$—	$32.2
Current deferred tax liabilities:
Partnership investments	—	169.8
Total current deferred tax liabilities	$—	$169.8
Net current deferred tax assets	—	—
Net current deferred tax liabilities	$—	$137.6

	As of
	December 31, 2015	December 31, 2014
	(In millions)
Non-current deferred tax assets:
Compensation related obligations	$19.3	$8.0
Pension and postretirement benefits	61.2	118.7
Tax credit carryforwards	1.5	1.5
Tax loss carryforwards	897.9	166.8
Intercompany financing	3.2	6.8
Partnership investments	—	27.2
Accrued liabilities and other	32.3	1.0
Other	6.8	10.4
Valuation allowance	(824.9)	(100.5)
Total non-current deferred tax assets	$197.3	$239.9
Non-current deferred tax liabilities:
Fixed assets	69.7	107.3
Partnership investments	169.7	—
Foreign exchange gain/loss	48.7	13.7
Intangible assets	644.0	789.1
Hedging	4.0	12.5
Other	9.9	5.5
Total non-current deferred tax liabilities	$946.0	$928.1
Net non-current deferred tax assets	—	—
Net non-current deferred tax liabilities	$748.7	$688.2

As discussed in Note 2, "New Accounting Pronouncements", during the fourth quarter of 2015, we elected to early adopt the FASB’s recently issued guidance requiring all deferred tax assets and deferred tax liabilities to be presented as non-current on the consolidated balance sheet. Adoption of this guidance resulted in the reclassification of our current deferred tax assets and liabilities to non-current in our consolidated balance sheet as of December 31, 2015. This guidance has been adopted on a prospective basis, and therefore, prior periods have not been retrospectively adjusted and continue to reflect current and non-current classification as historically presented.
Additionally, during 2015, we recorded tax loss carryforwards in certain European jurisdictions in the aggregate of $713.7 million, primarily driven by investment losses recognized based on local statutory accounting requirements. As the carryforwards were generated in jurisdictions where we do not have operations, we concluded that it was more likely than not that the net operating losses will not be realized, and thus recorded a full valuation allowance on the associated deferred tax assets. The recognition of these deferred tax assets and fully offsetting valuation allowance resulted in a zero net impact to the consolidated statement of operations, balance sheet and statement of cash flows.
The measurement of deferred tax assets is reduced by a valuation allowance if, based upon available evidence, it is more likely than not that the deferred tax assets will not be realized. We have evaluated the realizability of our deferred tax assets in each jurisdiction by assessing the adequacy of expected taxable income, including the reversal of existing temporary differences, historical and projected operating results and the availability of prudent and feasible tax planning strategies. Based on this analysis, we have determined that the valuation allowances recorded in each period presented are appropriate.
We have deferred tax assets for U.S. tax carryforwards that expire between 2016 and 2032 of $4.5 million and $8.6 million at December 31, 2015, and December 31, 2014, respectively. We have foreign tax loss carryforwards that expire between 2016 and 2035 of $160.5 million and $142.1 million as of December 31, 2015, and December 31, 2014, respectively. We have foreign tax loss carryforwards that do not expire of $734.4 million and $17.6 million as of December 31, 2015, and December 31, 2014, respectively. The significant increase in foreign tax loss carryforwards that do not expire is primarily driven by the tax loss carryforwards related to certain European jurisdictions specifically mentioned above.
The following table presents our deferred tax assets and liabilities on a net basis:

	As of
	December 31, 2015	December 31, 2014
	(In millions)
Domestic net current deferred tax liabilities	$—	$164.6
Foreign net current deferred tax liabilities	—	0.2
Foreign net current deferred tax assets	—	27.2
Net current deferred tax liabilities	$—	$137.6
Domestic net non-current deferred tax assets	$—	$23.1
Domestic net non-current deferred tax liabilities	195.0	—
Foreign net non-current deferred tax assets	20.2	35.1
Foreign net non-current deferred tax liabilities	573.9	746.4
Net non-current deferred tax liabilities	$748.7	$688.2

The 2015 and 2014 amounts above exclude $30.9 million and $37.9 million, respectively, of unrecognized tax benefits that have been recorded as a reduction of non-current deferred tax assets, which is presented within non-current deferred tax liabilities due to jurisdictional netting on the consolidated balance sheets, as a result of the FASB's recently issued guidance related to the presentation of these items which was adopted in 2014.

Schedule of Unrecognized Tax Benefits Roll Forward
A reconciliation of the beginning and ending amount of unrecognized tax benefits, excluding interest and penalties, is as follows:

	For the years ended
	December 31, 2015	December 31, 2014	December 31, 2013
	(In millions)
Balance at beginning of year	$59.8	$137.9	$109.2
Additions for tax positions related to the current year	1.8	2.2	3.7
Additions for tax positions of prior years	2.2	20.4	59.2
Reductions for tax positions of prior years	(5.5)	(19.4)	(3.2)
Settlements	(0.9)	(55.4)	(2.6)
Release due to statute expiration and legislative changes	(9.6)	(18.4)	(24.9)
Foreign currency adjustment	(8.3)	(7.5)	(3.5)
Balance at end of year	$39.5	$59.8	$137.9

During 2015, we had a net reduction in unrecognized tax benefits of $20.3 million. This reduction was primarily driven by the release of the remaining $8.1 million unrecognized tax benefit that was established during the second quarter of 2014 as further discussed below, as well as the release of other unrecognized tax benefits in domestic and foreign jurisdictions, and foreign exchange rate movements.
During the second quarter of 2014, we identified that we had incorrectly omitted recognizing a liability for uncertain tax positions related to fiscal year 2010 that resulted in an immaterial misstatement of income tax expense within the consolidated statement of operations for the year ended December 25, 2010, as well as the liability for unrecognized tax benefits and retained earnings within the consolidated balance sheets at December 31, 2013, December 29, 2012, December 31, 2011, and December 25, 2010. Accordingly, during 2014, we revised our presentation of these amounts to correct for this error, which resulted in an increase in current unrecognized tax benefits of $19.3 million and non-current unrecognized tax benefits of $14.4 million as of December 31, 2013. During the third quarter of 2014, we filed an amendment to certain historical U.S. tax returns and concurrently fully settled the current $19.3 million unrecognized tax benefit resulting from this adjustment. This settlement amount is included in the table above but did not impact our 2014 effective tax rate as it was settled for the amount of the liability. Additionally, upon expiration of certain statutes of limitations during the third quarter of 2014, we released a portion of the non-current unrecognized tax benefit adjustment, which resulted in a $6.3 million benefit to our 2014 income tax expense. As discussed above, the remainder of this unrecognized tax benefit adjustment was released in the third quarter of 2015 upon expiration of the statute of limitations, resulting in an $8.1 million benefit to 2015 income tax expense.
In addition to the $25.6 million decrease in 2014 unrecognized tax benefits discussed above, the overall decrease in unrecognized tax positions during 2014 was further driven by the $34.9 million settlement of a tax audit and the impact of the resolution of the BAPA in Canada that were offset by the intended utilization of deferred tax assets and therefore did not impact our effective tax rate, the favorable resolution of tax audits resolved in Europe resulting in the release of $16.2 million of unrecognized tax positions and the release of unrecognized tax benefits due to expiration of the statute of limitations in Europe and Canada.
Our remaining unrecognized tax benefits as of December 31, 2015, relate to tax years that are currently open, and amounts may differ from those to be determined upon closing of the positions. Annual tax provisions include amounts considered sufficient to pay assessments that may result from examination of prior year tax returns; however, the amount ultimately paid upon resolution of issues may differ materially from the amount accrued.
During 2016, we anticipate that approximately $1 million to $4 million of unrecognized tax benefits will be released due to settlements as well as the closing of statutes of limitation in the U.S., Canada and Europe.

Summary of Positions for which Significant Change in Unrecognized Tax Benefits is Reasonably Possible [Table Text Block]

	For the years ended
	December 31, 2015	December 31, 2014	December 31, 2013
Reconciliation of unrecognized tax benefits balance	(In millions)
Estimated interest and penalties	$5.3	$7.2	$15.5
Offsetting positions	(3.7)	(3.7)	(3.8)
Unrecognized tax positions	39.5	59.8	137.9
Total unrecognized tax benefits	$41.1	$63.3	$149.6

Presented net against non-current deferred tax assets	$30.9	$37.9	$—
Current (included in accounts payable and other current liabilities)	1.8	—	42.5
Non-current	8.4	25.4	107.1
Total unrecognized tax benefits	$41.1	$63.3	$149.6

Amount of unrecognized tax benefits that would impact the effective tax rate(1)	$39.5	$59.8	$137.9